                AmeriCredit Automobile Receivables Trust 1998-B
                       Class A-1 5.629% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                        Class A-4 6.06% Asset Backed Notes
                       Class A-5 6.12% Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:     07/01/98
Monthly Period Ending:        07/31/98



I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.   Beginning of period Aggregate Principal Balance                                                        $443,536,150
                                                                                                                 ------------

     B.   Purchase of Subsequent Receivables                                                                       70,001,510
                                                                                                                 ------------

     C.   Monthly Principal Amounts

          (1)  Collections on Receivables outstanding at end of period                              13,575,525
                                                                                                    ----------
          (2)  Collections on Receivables paid off during period                                     2,873,985
                                                                                                    ----------
          (3)  Receivables becoming Liquidated Receivables during period                               853,012
                                                                                                    ----------
          (4)  Receivables becoming Purchased Receivables during period
                                                                                                    ----------
          (5)  Cram Down Losses occurring during period
                                                                                                    ----------
          (6)  Other Receivables adjustments                                                            (8,761)
                                                                                                    ----------
          (7)  Less amounts allocable to Interest                                                   (7,921,741)
                                                                                                    ----------

          Total Monthly Principal Amounts                                                                           9,372,020
                                                                                                                 ------------

     D.   End of period Aggregate Principal Balance                                                              $504,165,640
                                                                                                                 ------------
                                                                                                                 ------------

     E.   Pool Factor                                                                                              96.031564%
                                                                                                                 ------------
                                                                                                                 ------------
II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                        Class A-1      Class A-2      Class A-3     Class A-4       Class A-5       TOTAL
                                        ---------      ---------      ---------     ---------       ---------       -----
     A.   Beginning of period
            Note Balance               $98,477,980   $174,000,000    $77,000,000   $108,000,000    $50,000,000   $507,477,980
                                       --------------------------------------------------------------------------------------
     B.   Noteholders' Principal
            Distributable Amount         9,372,020              0              0              0              0      9,372,020
     C.   Noteholders' Accelerated
            Principal Amount             4,344,671              0              0              0              0      4,344,671
     D.   Accelerated Payment
            Amount Shortfall                50,957              0              0              0              0         50,957
     E.   Note Prepayment Amount                74              0              0              0              0             74
     F.   Deficiency Claim Amount                0              0              0              0              0              0
                                       --------------------------------------------------------------------------------------

     G.   End of period Note Balance   $84,710,258   $174,000,000    $77,000,000   $108,000,000    $50,000,000   $493,710,258
                                       --------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------

     H.   Note Pool Factors             73.026084%    100.000000%    100.000000%    100.000000%    100.000000%     94.040049%
                                       --------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------


                                      1

III. RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.   Beginning of period Pre-Funding Account balance                                                         $70,001,584
                                                                                                                 ------------
     B.   Purchase of Subsequent Receivables                                                       (70,001,510)
                                                                                                    ----------
     C.   Investment Earnings                                                                          129,754
                                                                                                    ----------
     D.   Investment Earnings Transfer to Collections Account                                         (129,754)
                                                                                                    ----------
     E.   Payment of Mandatory Prepayment Amount                                                           (74)
                                                                                                    ----------
                                                                                                                  (70,001,584)
                                                                                                                 ------------
     F.   End of period Pre-Funding Account balance                                                                        $0
                                                                                                                 ------------
                                                                                                                 ------------

IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.   Total Monthly Principal Amounts
                                                                                                                   $9,372,020
                                                                                                                 ------------
     B.   Required Pro-forma Security Balance                                                      453,749,076
                                                                                                    ----------
     C.   Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)    498,105,960
                                                                                                    ----------
     D.   Step-down Amount (B.-C.)                                                                                          0
                                                                                                                 ------------
     E.   Principal Distributable Amount  (A.- D.)                                                                 $9,372,020
                                                                                                                 ------------
                                                                                                                 ------------


V.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.   Beginning of period Capitalized Interest  Account balance                                                  $145,839
                                                                                                                 ------------
     B.   Monthly Capitalized Interest Amount                                                         (145,839)
                                                                                                    ----------
     C.   Investment Earnings                                                                              784
                                                                                                    ----------
     D.   Investment Earnings Transfer to Collections Account                                             (784)
                                                                                                    ----------
     E.   Payment of Overfunded Capitalized Interest Amount                                                  0
                                                                                                    ----------
     F.   Payment of Remaining Capitalized Interest Account                                                  0
                                                                                                    ----------
                                                                                                                     (145,839)
                                                                                                                 ------------
     G.   End of period Capitalized Interest Account balance                                                               $0
                                                                                                                 ------------
                                                                                                                 ------------

VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

          (1)  Collections on Receivables during period (net of Liquidation Proceeds)              $16,449,510
                                                                                                    ----------
          (2)  Liquidation Proceeds collected during period                                            536,387
                                                                                                    ----------
          (3)  Purchase Amounts deposited in Collection Account
                                                                                                    ----------
          (4)  (a)  Investment Earnings - Collection Account                                            39,936
                                                                                                    ----------
               (b)  Investment Earnings - Transfer From Prefunding Account                             129,754
                                                                                                    ----------
               (c)  Investment Earnings - Transfer From Capitalized Interest Account                       784
                                                                                                    ----------
          (5)  Collection of Supplemental Servicing Fees
               (a)  Extension Fees                                                                       6,537
                                                                                                    ----------
               (b)  Repo and Recovery Fees Advanced                                                     32,607
                                                                                                    ----------
               (c)  Other Fees                                                                          47,167
                                                                                                    ----------
          (6)  Monthly Capitalized Interest Amount                                                     145,839
                                                                                                    ----------
          (7)  Mandatory Prepayment Amount
                                                                                                    ----------

          Total Available Funds                                                                                    17,388,521
                                                                                                                 ------------

     B.   Distributions:

          (1)  Base Servicing Fee and Supplemental Servicing Fees
               (a)  Base Servicing Fee                                                                 897,256
                                                                                                    ----------
               (b)  Repo and Recovery Fees                                                              32,607
                                                                                                    ----------
               (c)  Bank Service Charges                                                                 3,814
                                                                                                    ----------
               (d)  Other Fees                                                                          47,167
                                                                                                    ----------
          (2)  Agent fees                                                                                  500
                                                                                                    ----------
          (3)  Refunds of Overpayments paid by AFS                                                      43,702
                                                                                                    ----------
          (4)  Noteholders' Interest Distributable Amount
               (a)  Class A - 1                                                                        461,944
                                                                                                    ----------
               (b)  Class A - 2                                                                        827,406
                                                                                                    ----------
               (c)  Class A - 3                                                                        367,434
                                                                                                    ----------
               (d)  Class A - 4                                                                        545,400
                                                                                                    ----------
               (e)  Class A - 5                                                                        255,000
                                                                                                    ----------

          (5)  Noteholders' Principal Distributable Amount
               (a)  Class A - 1                                                                      9,372,020
                                                                                                    ----------
               (b)  Class A - 2                                                                              0
                                                                                                    ----------
               (c)  Class A - 3                                                                              0
                                                                                                    ----------
               (d)  Class A - 4                                                                              0
                                                                                                    ----------
               (e)  Class A - 5                                                                              0
                                                                                                    ----------

          (6)  Security Insurer Premiums                                                               189,600
                                                                                                    ----------

          Total distributions                                                                                      13,043,850
                                                                                                                 ------------

     C.   Excess Available Funds (or Deficiency Claim Amount)                                                       4,344,671
                                                                                                                 ------------

     D.   Noteholders' Accelerated Principal Amount                                                                (4,344,671)
                                                                                                                 ------------

     E.   Deposit to Spread Account                                                                                        $0
                                                                                                                 ------------
                                                                                                                 ------------

VII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.   Excess Available Funds (VI.C.)                                                  $  4,344,671
                                                                                          ------------
     B.   Pro Forma Security Balance (II.A.-II.B.)                                         498,105,960
                                                                                          ------------
     C.   Required Pro Forma Security Balance (90% x (I.D.+III.F.)                         453,749,076
                                                                                          ------------
     D.   Excess of Pro Forma Balance over Required Balance (B.-C.)                         44,356,884
                                                                                          ------------
     E.   End of Period  Class A-1 Note Balance (before accel. payments)                    89,105,886
                                                                                          ------------
     F.   Greater of D. or E.                                                               89,105,886
                                                                                          ------------
     G.   Accelerated Principal Amount (lesser of  A. or F.)                                             $ 4,344,671
                                                                                                         -----------
VIII.     CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.   Pro Forma Security Balance                                                      $498,105,960
                                                                                          ------------
     B.   Required Pro Forma Security Balance                                              453,749,076
                                                                                          ------------
     C.   Excess of Pro Forma Balance over Required Balance (A.-B.)                         44,356,884
                                                                                          ------------
     D.   End of Period  Class A-1 Note Balance (before accel. payments)                    89,105,886
                                                                                          ------------
     E.   Greater of C. or D.                                                               89,105,886
                                                                                          ------------
     F.   Excess Available Funds (VI.C.)                                                     4,344,671
                                                                                          ------------
     G.   Investment Earnings on Collection Account                                             39,936
                                                                                          ------------
     H.   Accelerated Payment Amount Shortfall (E.-F.+G.)                                                $84,801,151
                                                                                                         -----------
IX.  RECONCILIATION OF SPREAD ACCOUNT:

     A.   Beginning of period Spread Account balance                                                     $11,374,961
                                                                                                         -----------
     B.   Additions to Spread Account
          (1)  Deposits from Collections Account (VI. E.)                                            0
                                                                                          ------------
          (2)  Investment Earnings                                                              50,956
                                                                                          ------------
          (3)  Deposits Related to Subsequent Receivables Purchases                          1,750,038
                                                                                          ------------
          Total Additions                                                                                  1,800,994
                                                                                                         -----------
     C.   Spread Account balance available for withdrawals                                                13,175,955
                                                                                                         -----------
     D.   Requisite Amount of Spread Account
          (1)  Initial Spread Account Deposit                                             $ 10,624,961
                                                                                          ------------
          (2)  Subsequent Spread Account Deposits                                            2,500,037
                                                                                          ------------
          (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                   13,124,998
                                                                                          ------------
          (4)  $100,000                                                                        100,000
                                                                                          ------------
          (5)  2% of Original Pool Balance (total deliveries)                               10,499,999
                                                                                          ------------
          (6)  End of period Note Balance (before accel. principal
                 shortfall calc)                                                           493,761,215
                                                                                          ------------
          (7)  Lesser of (5) or (6)                                                         10,499,999
                                                                                          ------------
          (8)  Floor Amount Greater of (4) or (7)                                           10,499,999
                                                                                          ------------
          (9)  Aggregate Principal Balance                                                 504,165,640
                                                                                          ------------
          (10) End of period Note Balance (before accel. principal
                 shortfall calc)                                                           493,761,215
                                                                                          ------------
          (11) Line (9) less line (10)                                                      10,404,425
                                                                                          ------------
          (12) OC level (11)/(9)                                                                 2.06%
                                                                                          ------------
          (13) 13% less OC level, if OC level is greater than 10%                                 n/a
                                                                                          ------------
          (14) If OC level is equal to or greater than 10%, Percent in
                 (13) x End of Period Aggregate Principal Balance                                 n/a
                                                                                          ------------
          (15) If OC level is less than 10%, 2.5% of Original Pool
                 Balance (total deliveries)                                                 13,124,998
                                                                                          ------------
          (16) 15% of end of period Aggregate Principal Balance if
                 Trigger Date                                                                  n/a
                                                                                          ------------
          Requisite Amount of Spread Account (either (3), (8), (14),
            (15), or (16) as applicable)                                                                  13,124,998
                                                                                                         -----------
     E.   Withdrawals from Spread Account
          (1)  Priority First - Deficiency Claim Amount
                                                                                          ------------
          (2)  Priority Second through Third
                                                                                          ------------
          (3)  Priority Fourth - Accelerated Payment Amount Shortfall
                 Accelerated Payment Amount Shortfall in Excess of          84,801,151
                                                                            ----------
                 Requisite Amount                                                               50,957
                                                                                          ------------
          (4)  Priority Fifth through Sixth
                                                                                          ------------
          (5)  Priority Seventh - to Servicer
                                                                                          ------------
          Total withdrawals                                                                                   50,957
                                                                                                         -----------
     F.   End of period Spread Account balance                                                           $13,124,998
                                                                                                         -----------


                                       3

X.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.   Beginning of period number of Receivables                                                           37,265
                                                                                                         -----------
     B.   Number of Subsequent Receivables Purchased                                                           5,454
                                                                                                         -----------
     C.   Number of Receivables becoming Liquidated Receivables during period                                     71
                                                                                                         -----------
     D.   Number of Receivables becoming Purchased Receivables during period
                                                                                                         -----------
     E.   Number of Receivables paid off during period                                                           319
                                                                                                         -----------
     F.   End of period number of Receivables                                                                 42,329
                                                                                                         -----------
                                                                                                         -----------
XI.  STATISTICAL DATA:

     A.   Weighted Average APR of the Receivables                                                             18.83%
                                                                                                         -----------
     B.   Weighted Average Remaining Term of the Receivables                                                   52.46
                                                                                                         -----------
     C.   Average Receivable Balance                                                                     $    11,911
                                                                                                         -----------
     D.   Aggregate Realized Losses                                                                      $   669,726
                                                                                                         -----------


By:
          --------------------------------------
Name:     Preston A. Miller
          --------------------------------------
Title:    Executive Vice President and Treasurer
          --------------------------------------
Date:     August 3, 1998
          --------------------------------------

                   AmeriCredit Automobile Receivables Trust 1998-B
                         Class A-1 5.629% Asset Backed Notes
                      Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 Floating Rate Asset Backed Notes
                         Class A-4 6.06% Asset Backed Notes
                         Class A-5 6.12% Asset Backed Notes
                                Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile eceivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:   07/01/98
Monthly Period Ending:      07/31/98

I.   MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                        Class A-1     Class A-2       Class A-3     Class A-4       Class A-5        TOTAL
                                       -----------   ------------    -----------   ------------    ------------   ------------
     A.   Preliminary End of period
            Note Balance               $84,710,258   $174,000,000    $77,000,000   $108,000,000    $ 50,000,000   $493,710,258
                                       -----------   ------------    -----------   ------------    ------------   ------------

     B.   Deficiency Claim Amount                0              0              0              0              0               0
                                       -----------   ------------    -----------   ------------    ------------   ------------
     C.   End of period Note Balance   $84,710,258   $174,000,000    $77,000,000   $108,000,000    $50,000,000    $493,710,258
                                       -----------   ------------    -----------   ------------    ------------   ------------
                                       -----------   ------------    -----------   ------------    ------------   ------------
     D.   Note Pool Factors             73.026084%    100.000000%    100.000000%    100.000000%    100.000000%      94.040049%
                                       -----------   ------------    -----------   ------------    ------------   ------------
                                       -----------   ------------    -----------   ------------    ------------   ------------
II.  RECONCILIATION OF SPREAD ACCOUNT:

     A.   Preliminary End of period Spread Account balance                                                        $ 13,124,998
                                                                                                                  ------------
     B.   Priority First - Deficiency Claim Amount from preliminary certificate                                              0
                                                                                                                  ------------
     C.   End of period Spread Account balance                                                                    $ 13,124,998
                                                                                                                  ------------
X.   PERFORMANCE TESTS:

     A.   Delinquency Ratio
          (1)  Receivables with Scheduled Payment delinquent
                 more than 60 days at end of period                                                $  3,887,557
                                                                                                   ------------
          (2)  Purchased Receivables with Scheduled Payment
                 delinquent more than 60 days at end of period
                                                                                                   ------------
          (3)  Beginning of period Principal Balance                                                513,537,660
                                                                                                   ------------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                  0.76%
                                                                                                                  ------------
          (5)  Previous Monthly Period Delinquency Ratio                                                                 0.25%
                                                                                                                  ------------
          (6)  Second previous Monthly Period Delinquency Ratio                                                          0.00%
                                                                                                                  ------------
          (7)  Average Delinquency Ratio (4)+(5)+(6) divided by 3                                                        0.34%
                                                                                                                  ------------
          (8)  Compliance (Delinquency Test Failure is a
                 Delinquency Ratio equal to or greater than 5.00%)                                                     yes
                                                                                                                  ------------


                                       1

     B.   Cumulative Default Rate
          (1)  Defaulted Receivables in Current Period                                             $  2,327,774
                                                                                                   ------------
          (2)  Cumulative Defaulted Receivables Including
                 Defaulted Receivables in Current Period                                              3,873,919
                                                                                                   ------------
          (3)  Original Pool Balance                                                                524,999,926
                                                                                                   ------------
          (4)  Cumulative Default Rate (2) divided by (3)                                                                0.74%
                                                                                                                  ------------
          (5)  Compliance (Default Test Failure is a Cumulative
                 Default Rate equal to or greater than 5.26%.)                                                          yes
                                                                                                                  ------------
     C.   Cumulative Net Loss Rate
          (1)  Receivables becoming Liquidated Receivables during period
                                                                                                   $    853,012
                                                                                                   ------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30 days at end of period
                                                                                                   ------------
          (3)  Cram Down Losses occurring during period
                                                                                                   ------------
          (4)  Liquidation Proceeds collected during period                                            (536,387)
                                                                                                   ------------
          (5)  Net Losses during period (1)+(2)+(3)-(4)                                                 316,625
                                                                                                   ------------
          (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                              353,101
                                                                                                   ------------
          (7)  50% of Receivables with Scheduled Payment delinquent
                 more than 90 days at end of period                                                     546,521
                                                                                                   ------------
          (8)  Original Aggregate Principal Balance plus Pre-Funded Amount
                  as of the Closing Date                                                            525,000,000
                                                                                                   ------------
          (9)  Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                                                       0.23%
                                                                                                                  ------------
          (10) Compliance (Net Loss Test Failure is a Net Loss Rate equal to
                 or greater than 3.01%.)                                                                               yes
                                                                                                                  ------------
     D.   Extension Rate

          (1)  Principal Balance of Receivables extended during current period                          720,728
                                                                                                   ------------
          (2)  Beginning of Period Aggregate Principal Balance                                      513,537,660
                                                                                                   ------------
          (3)  Extension Rate (1) divided by (2)                                                                         0.14%
                                                                                                                  ------------
          (4)  Previous Monthly Extension Rate                                                                           0.11%
                                                                                                                  ------------
          (5)  Second previous Monthly Extension Rate                                                                    0.07%
                                                                                                                  ------------
          (6)  Average Extension Rate (3)+(4)+(5) divided by 3                                                           0.11%
                                                                                                                  ------------
          (7)  Compliance (Extension Test Failure is an Extension Rate
                 equal to or greater than 4%.)                                                                         yes
                                                                                                                  ------------
XI.  DELINQUENCY:

     A.   Receivables with Scheduled Payment delinquent
          (1)  31-60 days                                                          #      1,182    $ 21,904,615          4.27%
                                                                                   -------------------------------------------
          (2)  61-90 days                                                                   140       3,368,852          0.66%
                                                                                   -------------------------------------------
          (3)  over 90 days                                                                  30         518,705          0.10%
                                                                                   -------------------------------------------
          Receivables with Scheduled Payment delinquent
            more than 30 days at end of period                                            1,352    $ 25,792,172          5.02%
                                                                                   -------------------------------------------
                                                                                   -------------------------------------------

By:       --------------------------------------
Name:     Preston A. Miller
          --------------------------------------
Title:    Executive Vice President and Treasurer
          --------------------------------------
Date:     August 5, 1998
          --------------------------------------

                                       2